Exhibit 10.1

AMENDMENT NO. 5 TO DEVELOPMENT AND LICENSE AGREEMENT

This Amendment No. 5 (the “Amendment”), dated June 21, 2012, is entered into by and between Abbott Diabetes Care Inc., formerly known as TheraSense, Inc. (“ADC”), and Insulet Corporation (“Insulet”), to amend the Development and License Agreement entered into between TheraSense, Inc. (“Therasense”) and Insulet, effective as of January 23, 2002, as previously amended on March 3, 2008, June 30, 2010, April 5, 2011 and March 29, 2012 (together with this Amendment No. 5 hereinafter referred to collectively as the “Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment and in the Agreement, ADC and Insulet hereby agree as follows:

1.	Effective upon commencement of the Extension Term, Section 1.25 is amended to delete Israel from the definition of “Territory” and Section 1.37 is hereby amended to add Israel to the definition of “Expansion Territory.”

2.	Section 7.1 is hereby amended and restated in its entirety to read as follows:

7.1 Term. This Agreement shall remain in effect until March 3, 2013, or until terminated in accordance with the provisions of this Article VII (the “Initial Term”). At the end of the Initial Term, this Agreement shall be renewed for an extension term that will expire on December 31, 2014, on a non-exclusive basis, unless sooner terminated in accordance with the provisions of this Article VII (“Extension Term”). At the end of the Extension Term, this Agreement shall continue solely for the purposes of Section 10.4 and Articles XII and XIII, for a term that will expire on December 31, 2015, unless terminated in accordance with the provisions of this Article VII (“Post-Expiration Period”).

3.	Section 7.4(a) is hereby deleted in its entirety and replaced with the following:

(a) Upon any termination of this Agreement pursuant to Section 7.2, Insulet shall within thirty (30) days of the effective date of such termination notify ADC of the amount of Products with ADC DBGM that Insulet, its Affiliates and distributors then have completed on hand, and Insulet, its Affiliates and distributors shall thereupon be permitted during the six months following such termination to sell that amount of such Products (provided, however, that if such termination is during the Extension Term, such time period to sell such Products shall be during the six months following such termination or until December 31, 2014, whichever is earlier). All licenses granted pursuant to Article V shall remain in effect until the last sale of such Products or the expiration of such six-month period (whichever is earlier) (provided, however, that if such termination is during the Extension Term, such licenses will remain in effect until the earlier of (i) the last sale of such Products, (ii) the expiration of such six-month period, or (iii) December 31, 2014).

4.	Section 7.4(b) is hereby deleted in its entirety and replaced with the following:

(b) Upon the termination of this Agreement pursuant to Section 7.2, ADC shall notify Insulet of the amount of Test Strips that ADC has on hand that bear any Insulet Marks, and ADC and its Affiliates and Distributors shall thereupon be permitted during the six months following such termination to sell that amount of Test Strips with Insulet Marks (provided, however, that if such termination is during the Extension Term, such time period to sell Test Strips with Insulet Marks shall be during the six months following such termination or until December 31, 2014, whichever is earlier). ADC may sell Test Strips without restriction upon removal of all Insulet Marks. The license granted pursuant to Section 5.4(b) shall remain in effect until the last sale of the Test Strips with Insulet Marks or all the expiration of such six-month period (whichever is earlier) (provided, however, that if such termination is during the Extension Term, such licenses will remain in effect until the earlier of (i) the last sale of the Test Strips with Insulet Marks, (ii) the expiration of such six-month period, or (iii) December 31, 2014).

5.	A new Section 7.4(d) is hereby added to read as follows:

(d) Upon termination of the Extension Term of this Agreement pursuant to Section 7.1, the licenses granted pursuant to Article V shall remain in force to the extent necessary for Insulet to produce and distribute Products with an ADC DBGM for the limited purposes specified in Section 12.1(b). Upon termination of the Post-Expiration Period of this Agreement pursuant to Section 7.1, all licenses granted pursuant to Article V shall immediately terminate and Insulet shall have no right to produce, sell or distribute any Product that includes an ADC DBGM and ADC shall have no right to sell the Test Strips with Insulet Marks.

6.	Section 7.7 is hereby deleted.

7.	A new Section 7.8 is hereby added to read as follows:

7.8 Termination by ADC. In the event that: (a) there is more than [***********] decline in the Audited Baseline (as defined in Section 10.4(c)) from one Semi-Annual Period (as defined in Section 10.4(b)) to the next Semi-Annual Period; (b) there is more than [***********] cumulative decline from the Initial Baseline (as defined in Section 10.4(a)); or (c) Insulet breaches any of its obligations under Section 10.4 or Article XII, ADC may immediately terminate this Agreement upon written notice to Insulet (without regard to any cure period specified in this Article VII). Without limitation of any legal or equitable remedies that may be available to ADC, upon termination pursuant to this Section 7.8, (i) no further payments will be owed by ADC to Insulet for the period during which the percentage threshold set forth in clause (a) or (b) above was crossed; (ii) Insulet’s obligations pursuant to Article XII shall immediately terminate; and (iii) any amounts owed by Insulet to ADC pursuant to this Agreement will be immediately payable to ADC. For the avoidance of doubt while a decline in the Audited Baseline or from the Initial Baseline as described above gives ADC a right to terminate this Agreement under this Section 7.8, a decline in the Audited Baseline or Initial Baseline by itself, regardless of the extent of the decline, so long as the decline is not attributable to any actions by Insulet that are inconsistent with other provisions of this Agreement, shall not be considered a breach of this Agreement by Insulet, and in such event ADC shall have no right to any legal or equitable remedies other than termination of this Agreement and discontinuation of payments as described in this Section 7.8.

8.	A new sentence is added to the end of Section 9.4 as follows: “This Section 9.4 shall apply to Customer Service Events in the Expansion Territory during the Initial Term only, and it is hereby agreed between ADC and Insulet that [***********] for any Expansion Territory Customer Service Events will be owed during the Extension Term or Post-Expiration Period under this Agreement.”

9.	Section 9.5 is hereby amended to: (i) delete all references to Israel, effective upon commencement of the Extension Term; (ii) add the following parenthetical after the terms “[****************]”: “[*************************************************************** **************************************************************************]”; and (iii) add the following sentence to the end of the section: “[*************************************** ***************************************************************************** *************************************************************************************]”

10.	Section 10.3 is hereby amended to delete all references to Israel, effective upon commencement of the Extension Term.

11.	A new Section 10.4 is hereby added to read as follows:

10.4 Audits and Reports during the Extension Term and Post-Expiration Period. In addition to the other provisions of this Article X, the following provisions shall apply during the Extension Term and Post-Expiration Period:

(a) ADC shall engage an independent auditor to conduct an audit of Insulet’s existing base of Existing Customers and NextGen Customers (both as defined in Section 12.2(a)) as of [*******], the results of which shall establish the “Initial Baseline.” Such initial audit shall include a list of individual Existing Customers and NextGen Customers as of [*******], identified by non-personally-identifiable tracking numbers. Such Audit shall be completed by [**********] or, if later, [**********] after the date on which all documents, records or agreements reasonably necessary to conduct the initial audit are made available to ADC’s auditor.

(b) Within [************] after the end of [***************] (each a “Semi-Annual Period”) commencing [************] and ending on the last date of the Post-Expiration Period, Insulet shall provide ADC with a report (the “Customer Report”) that contains the following data for such Semi-Annual Period:

(i)	[*************************************************************************************** ***************************************];

(ii)	[*************************************************************************************** ***************************************]; and

(iii)	[*************************************************************************************** **************************************************************************************** *************************************************************************************** ***************************].

The Semi-Annual Period ending on the last date of the Post-Expiration Period, even though such period is less than [************], is considered a Semi-Annual Period for purposes of this Agreement.

(c) ADC shall engage an independent auditor to conduct an audit of each Customer Report, which must be completed within [************] after ADC’s receipt of the complete applicable Customer Report or, if later, the date on which all documents, records or agreements necessary to conduct the audit are made available to ADC’s auditor. The results of each audit shall establish the “Audited Baseline” as of the last day of the applicable Semi-Annual Period, and such Audited Baseline shall become the “Baseline” as of the first day of the next Semi-Annual Period.

(d) Insulet shall fully cooperate with ADC with respect to such audits, including but not limited to ensuring that all necessary documents, records and agreements necessary to conduct all audits are available to ADC’s designated independent auditors on the date the Customer Report is provided to ADC.

(e) [*************************************************************************************].

(f) Prior to commencing any audit pursuant to this Section 10.4, ADC’s independent auditor shall enter into a Business Associate Agreement with Insulet compliant with the Health Insurance Portability and Accountability Act, or other appropriate agreement protecting the personally identifiable information, unless an auditor has already entered into such an agreement with Insulet with respect to a previous audit. Such agreement will provide that under no circumstances may ADC’s independent auditor provide to ADC personally identifiable information of Insulet customers.

(g) With respect to Existing Customers and NextGen Customers located in Canada, ADC’s audit rights under this Section 10.4 will be limited to examining OmniPod tracking summary reports provided to Insulet by its Canadian distributor, which shall be substantially in the form of Schedule E attached hereto. Such report(s) for the relevant time periods will be made available to ADC’s auditor at the time of each audit under this Section 10.4.

12.	A new Article XII is hereby added to read as follows:

Article XII

12.1 Additional Insulet Obligations.

(a) As soon as reasonably practicable after it receives regulatory approval and is available for sale in the United States and Canada, Insulet may upgrade all Existing Customers (as defined in Section 12.2(a)) who are located in the United States and Canada, respectively, to Insulet’s next generation Remote Controller that incorporates a FreeStyle Glucose Engine and FreeStyle Strip port (“NextGen FS PDM”) and that will work in conjunction with Insulet’s next generation OmniPod “Eros” system, which shall be considered a Product under this Agreement. Existing Customers who are upgraded to the NextGen FS PDM shall thereafter be referred to as “NextGen Customers.”

(b) During the Post-Expiration Period, Insulet may continue to manufacture and distribute Products with an ADC DBGM solely for warranty replacement purposes throughout the Territory.

12.2 Additional Insulet Restrictions.

(a) Insulet shall not, directly or indirectly, and shall not assist, directly or indirectly, any third party (e.g., any Competitor of ADC) to, actively switch any customers who are located in the U.S. and who are currently using a Remote Controller with an ADC DBGM (“Existing Customers”) or any NextGen Customers to any Remote Controller with a DBGM other than the ADC DBGM (an “Alternative PDM”) before the end of the Post-Expiration Period (which includes the Initial Term, Extension Term and Post-Expiration Period). For purposes of this Section 12.2(a), “actively switch” shall mean outbound communication of any kind from Insulet or its Affiliates (or any contractors, distributors or agents acting under the direction or control of Insulet or its Affiliates) intended to (or that would reasonably be interpreted as intending to) encourage, convince or otherwise solicit an Existing Customer or a NextGen Customer in any way to switch to or request an Alternative PDM. For purposes of this Section 12.2(a), “assist any third party” shall mean any activity that is intended to (or that would reasonably be interpreted as intending to) assist, cause, enable, encourage or incentivize a third party to actively switch an Existing Customer or a NextGen Customer to an Alternative PDM, including but not limited to providing Existing Customer or NextGen Customer lists to such third parties or approving the third parties’ promotional materials targeting Existing Customers or NextGen Customers.

(b) Notwithstanding the foregoing restrictions in Section 12.2(a), Insulet may engage in marketing activities (e.g., without limitation, magazine advertisements, websites, physician office detailing, etc.) to promote an Alternative PDM that do not specifically target Existing Customers or NextGen Customers, but may reach Existing Customers or NextGen Customers incidentally (as further described below), provided that such marketing activities shall not include any comparisons between an Alternative PDM and the Product with ADC DBGM (including the NextGen FS PDM), including without limitation, any claims promoting preferential co-pays, greater accuracy or other features of the Alternative PDM over the Product with ADC DBGM (including the NextGen FS PDM). For purposes of this paragraph, mass mailings, emails or other direct communications (as opposed to non-targeted general marketing or advertising activities) will be deemed to reach Existing Customers or NextGen Customers “incidentally” only: (i) if they are not communicated directly by or from Insulet (or any contractors, distributors or agents acting under the direction or control of Insulet or its Affiliates); or (ii) if Insulet communicates marketing materials indirectly through a third party who is not a Competitor of ADC (i.e., a co-promotion partner) to such third party’s proprietary database of customers or members, Insulet shall ensure that such communications are not delivered to Existing Customers or NextGen Customers; and if Insulet is unable to ensure that such communications will not be delivered to Existing Customers or NextGen Customers, then such communications may only promote Insulet’s products generally or Insulet’s Products with ADC DBGM and may not prominently feature or promote the brand of blood glucose meter in an Alternate PDM. Insulet may provide an Alternative PDM to any Existing Customer or NextGen Customer who makes a unilateral and unsolicited request for an Alternative PDM.

(c) Insulet shall not: (i) enter into any arrangement with any third party; (ii) exercise any rights under existing arrangements with third parties; or (iii) take (or refrain from taking) any other action that would conflict or be inconsistent in any way with or result in the breach of any of the provisions of Sections 12.2(a) and (b).

12.3 Additional ADC Obligations. ADC shall use commercially reasonable efforts to complete laboratory verification testing of ADC’s currently marketed FreeStyle Test Strip in connection with the NextGen FS PDM in accordance with ISO 1519 within an estimated [************] after the later of the date on which ADC receives (a) approval to proceed with the testing, and (b) all necessary materials from Insulet to conduct such testing, including but not limited to the appropriate Remote Controllers. Insulet shall reimburse ADC for all costs and expenses incurred in such testing, which shall be payable to ADC within [************] after ADC’s invoice of such expenses to be issued upon completion of such testing. ADC shall provide an estimate of such costs and expenses to Insulet before testing begins, provided that such estimate shall be an estimate in good faith only and Insulet shall be obligated to reimburse ADC in accordance with the actual costs and expenses as set forth on the invoice.

13.	A new Article XIII is hereby added to read as follows:

Article XIII

13.1 Renewal Fee. ADC shall make a renewal fee payment to Insulet in the amount of [*********************], as adjusted pursuant to this Article XIII, payable in pro-rata semi-annual installments during the Extension Term and Post-Expiration Period based on the calculation set forth in Section 13.2 and at the times set forth in Section 13.3 (each a “Semi-Annual Payment”).

13.2 Semi-Annual Payment Calculation.

(a) The calculation of each Semi-Annual Payment will be determined in accordance with the following formula:

[**********************************]

(b) For purposes of the calculation set forth in Section 13.2(a), the following terms have the following meanings:

(i)	[********************************************************************************** ********************************************************************************* *****************************************************************].

(ii)	[********************************************************************************** ******************************************].

(c) By way of example (for non-binding illustrative purposes only), the Semi-Annual Payment for the Semi-Annual Period ending on March 31, 2014 would be [***********] under the following hypothetical circumstances:

(i)	[***********************************]

(ii)	[***********************************]

(iii)	[***********************************]

(iv)	[***********************************]

(v)	[***********************************]

(vi)	[***********************************]

13.3 Timing for Semi-Annual Payment. ADC shall pay to Insulet each Semi-Annual Payment during the Extension Term and Post-Expiration Period within [*********] after ADC’s receipt of the corresponding Customer Report or, if later, the date on which all documents, records or agreements necessary to conduct the audit pursuant to Section 10.4 are made available to ADC’s auditor. Any adjustments required to be made to a Semi-Annual Payment pursuant to Section 10.4(e) shall be in the form of a credit against the next Semi-Annual Payment; and in the case of the final Semi-Annual Payment, a refund, which shall be payable to ADC within [*********] after the date of notification from ADC to Insulet identifying such required adjustment.

14.	On the sooner of (a) [*********], or (b) such other date mutually agreed by the parties, ADC may issue a press release relating to this Amendment No. 5, which press release shall be in the form mutually agreed upon by the parties, and such agreement shall not be unreasonably withheld, conditioned or delayed by either party.

15.	Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect, and as so modified or amended, is hereby approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties.

*    *     *

IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to Development and License Agreement to be signed by a duly authorized representative effective as of the date set forth above.

INSULET CORPORATION		ABBOTT DIABETES CARE INC.

By:	/s/ Duane DeSisto	By:	/s/ Heather Mason
Name:	Duane DeSisto	Name:	Heather Mason
Title:	CEO	Title:	President

SCHEDULE E

Canada - OmniPod Tracking Summary

Patient ID	Patient Start Date	PDM Shipment Date	Last Pod Shipment Date
14326	******	******	******
14475	******	******	******
14482	******	******	******
14557	******	******	******
14561	******	******	******
14565	******	******	******
14568	******	******	******
14595	******	******	******
14617	******	******	******
14620	******	******	******
14622	******	******	******
14626	******	******	******
14629	******	******	******
14632	******	******	******
14649	******	******	******
14651	******	******	******
14653	******	******	******
14668	******	******	******
14688	******	******	******
14700	******	******	******
14729	******	******	******
14732	******	******	******
14738	******	******	******
14751	******	******	******
14762	******	******	******
14763	******	******	******
14779	******	******	******
14808	******	******	******
14828	******	******	******
14831	******	******	******
14837	******	******	******
14853	******	******	******
14863	******	******	******